EXHIBIT 24

                                POWER OF ATTORNEY


                  Each of the undersigned, being a director and/or officer of RF Micro Devices, Inc. (the "Company"), hereby nominates, constitutes and appoints Robert A. Bruggeworth and William A. Priddy, Jr., or any one of them severally, to be his true and lawful attorney-in-fact and agent and to sign in his name and on his behalf in any and all capacities stated below, and to file with the Securities and Exchange Commission (the "Commission"), a Registration Statement on Form S-8 (the "Registration Statement") relating to the issuance of certain shares of the common stock, no par value, of the Company (the "Common Stock") in connection with the 2003 Stock Incentive Plan of RF Micro Devices, Inc, and to file any and all amendments, including post-effective amendments, exhibits and other documents and instruments in connection therewith, to the Registration Statement, making such changes in the Registration Statement as such attorney-in-fact and agent deems appropriate, and generally to do all such things on his behalf in any and all capacities stated below to enable the Company to comply with the provisions of the Securities Act of 1933, as amended (the "Securities Act"), and all requirements of the Commission.

                  This Power of Attorney has been signed by the following persons in the capacities indicated on July 22, 2003.


/S/ ROBERT A. BRUGGEWORTH                     /S/ WILLIAM A. PRIDDY, JR.
-------------------------                     --------------------------
Name:    Robert A. Bruggeworth                Name:    William A. Priddy, Jr.
Title:   Chief Executive Officer              Title:   Chief Financial Officer
         and Director                                  and Vice President of
         (principal executive officer)                 Administration
                                                       (principal financial
                                                        officer)

/S/ BARRY D. CHURCH                           /S/ DANIEL A. DILEO
-------------------------                     --------------------------
Name:    Barry D. Church                      Name:    Daniel A. DiLeo
Title:   Vice President and                   Title:   Director
         Corporate Controller
         (principal accounting officer)


/S/ FREDERICK J. LEONBERGER                   /S/ DAVID A. NORBURY
---------------------------                   --------------------------
Name:    Frederick J. Leonberger              Name:    David A. Norbury
Title:   Director                             Title:   Director


/S/ ALBERT E. PALADINO                         /S/ WILLIAM J. PRATT
-------------------------                     --------------------------
Name:    Dr. Albert E. Paladino               Name:    William J. Pratt
Title:   Director                             Title:   Director


/S/ ERIK H. VAN DER KAAY                      /S/ WALTER H. WILKINSON, JR.
-------------------------                     --------------------------
Name:    Erik H. van der Kaay                 Name:    Walter H. Wilkinson, Jr.
Title:   Director                             Title:   Director